UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 19, 2009 (November 9, 2009)

BEST ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53260	02-0789714

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5433 Westheimer Road; Suite 825 Houston, Texas	77056

(Address of principal executive offices)	(Zip Code)

(713) 933-2600
(Registrant’s telephone number,
including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a)On November 9, 2009, 2009, Best Energy Services, Inc. (the “Company”), Bob Beeman Drilling Company, a wholly owned subsidiary of the Company (“BBD”), Best Well Service, Inc., a wholly owned subsidiary of the Company (“BWS”), and PNC Bank, National Association, as agent for the lenders (“PNC”), entered into that certain Amendment No. 4 to Revolving Credit, Term Loan and Security Agreement (the “Fourth Amendment”).  The Fourth Amendment amended the Revolving Credit, Term Loan and Security Agreement dated February 14, 2008 between the Company, BBD, BWS and PNC, as subsequently amended by that certain Waiver and Amendment No. 1 dated April 15, 2009, that certain Waiver and Amendment No. 2 dated August 19, 2009 and that certain Amendment No. 3 dated October 20, 2009 (the “Loan Agreement”) as follows: the amount available under the revolving credit line was temporarily increased by $1,650,000 from the date of the Fourth Amendment until the earlier to occur of (i) December 31, 2009 and (ii) the date upon which the Company receives an equity cash infusion in an amount not less than $2,000,000 on terms and conditions satisfactory to PNC in its sole discretion (all the proceeds of which must be used to repay amounts outstanding under the revolving credit line), after which time this additional availability will reduce to zero.  In addition, the Fourth Amendment clarifies that PNC is not waiving the existing events of default, including (i) the failure to deliver monthly financial statements for the months ended July 31, 2009 and August 31, 2009 and (ii) the aggregate balance of the revolving advances exceeding the allowable amount.  In the Fourth Amendment, PNC expressly reserves all of its rights and remedies under the Loan Agreement, the other documents and agreements entered into in connection with the Loan Agreement and at law.  In addition, the Fourth Amendment requires that the Company receive an additional equity cash infusion of not less than $150,000 within 7 to 10 calendar days from the date of the Fourth Amendment.  The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the Fourth Amendment, a copy of which is attached to this Current Report as an exhibit and incorporated herein by reference.  In consideration of the Fourth Amendment, the Company will (i) pay to its lenders a fee of $10,000 payable $5,000 on the date of the Fourth Amendment and $5,000 on December 7, 2009 (each as an advance on the revolving credit line) and (ii) issue to PNC a warrant to purchase 250,000 shares of the Company’s common stock at an exercise price of $0.25 per share.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a) Exhibits

10. 1
Amendment No. 4 to Revolving Credit, Term Loan and Security Agreement dated as of November 9, 2009 by and among Best Energy Services, Inc., Bob Beeman Drilling Company, Best Well Service, Inc. and PNC Bank, National Association, as agent for the lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 19, 2009

BEST ENERGY SERVICES, INC.

By:	/s/ Mark G. Harrington
Mark G. Harrington
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10. 1
Amendment No. 4 to Revolving Credit, Term Loan and Security Agreement dated as of November 9, 2009 by and among Best Energy Services, Inc., Bob Beeman Drilling Company, Best Well Service, Inc. and PNC Bank, National Association, as agent for the lenders.